                                                                  EXHIBIT (a)(3)


                         NOTICE OF GUARANTEED DELIVERY
                                      for
                       Tender of Shares of Common Stock
                                      of
                         REGENCY HEALTH SERVICES, INC.
                   (Not to be Used for Signature Guarantees)

  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, par value $.01 per share (the "Shares"), of Regency Health Services, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or
(iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         By Mail:         By Facsimile Transmission:          By Hand:
                                (201) 329-8936        ChaseMellon Shareholder
 ChaseMellon Shareholder                                  Services, L.L.C.
     Services, L.L.C.                                 120 Broadway-13th Floor
   Post Office Box 3301                                  New York, NY 10271
   South Hackensack, NJ                                 Attn: Reorganization
          07606                                              Department
   Attn: Reorganization
        Department

  By Overnight Courier:      Confirm by Telephone:
                                (201) 296-4860
 ChaseMellon Shareholder
     Services, L.L.C.
    85 Challenger Road
 Mail Drop Reorganization
        Department
Ridgefield Park, NJ 07660


  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to Sunreg Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware and a wholly owned subsidiary of Sun Healthcare Group, Inc., a corporation organized and existing under the laws of the State of Delaware, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 1, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase.

Number of Shares: ____________________   ______________________________________
                                         ______________________________________
                                               Signature(s) of Holder(s)
Certificate Nos. (if available): _____   Dated: ________________________ , 199
______________________________________
                                         Name(s) of Holder(s):

Check one box if Shares will be          ______________________________________
delivered by book-entry transfer:        ______________________________________
                                                  Please Type or Print
 [_] The Depository Trust Company
 [_] Midwest Securities Trust Company    ______________________________________
 [_] Philadelphia Depository Trust                      Address
 Company
Account No.: _________________________   ______________________________________
                                                        Zip Code
                                         ______________________________________
                                              Area Code and Telephone No.

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

______________________________________   ______________________________________
             Name of Firm                         Authorized Signature
______________________________________   ______________________________________
               Address                                   Title
______________________________________   Name: ________________________________
               Zip Code                           Please Type or Print
______________________________________   Dated: ________________________ , 199
     Area Code and Telephone No.

               DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.